[GRAPHIC - LOGO - DOLLAR GENERAL CORPORATION]

DOLLAR GENERAL CORPORATION
PROXY  SERVICES
P.O. BOX 9142
FARMINGDALE, NY 11735-9769

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Dollar General Corporation, c/o A D P, 51 Mercedes Way, Edgewood, NY 11717.


TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:      DOLLAR    KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
VALID ONLY WHEN SIGNED AND DATED.            DETACH AND RETURN THIS PORTION ONLY


              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DOLLAR GENERAL CORPORATION

Proposal 1 - Election of Directors

To elect ten directors to serve until the next Annual Meeting and until their successors are elected and qualified:

01) Dennis C. Bottorff, 02) Barbara L. Bowles, 03) James L. Clayton,
04) Reginald D. Dickson, 05) E. Gordon Gee, 06)John B. Holland,
07) Barbara M. Knuckles, 08) Cal Turner 09) David M. Wilds, and
10) William S. Wire, II



For    Withold   For all    To withhold authority to vote, mark "For All Except"
All      All     Except     and write the nominee's number on the line below

[  ]    [  ]      [  ]      ----------------------------------------------------


Board of Directors Recommends a vote "AGAINST" Proposal 2

Proposal 2 - To consider and act upon one shareholder proposal regarding equal employment opportunity information


                                                    For      Against    Abstain

                                                    [  ]      [  ]        [  ]



Board of Directors Recommends a vote "FOR" Proposal 3

Proposal 3 - Ratification of the appointment of Ernst & Young LLP as independent public accountants



                                                    For      Against    Abstain

                                                    [  ]      [  ]        [  ]




----------------------------------------       ------------------------------
Signature (PLEASE SIGN WITHIN BOX)  Date       Signature (JOINT OWNERS)  Date

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON FEBRUARY 20, 2002

The Annual Meeting of Shareholders (the "Annual Meeting") of Dollar General Corporation (the "Company") will be held in the Goodlettsville City Hall Auditorium, 105 South Main Street, Goodlettsville, Tennessee on February 20, 2002, at 10:00 a.m. local time for the purposes stated on the reverse side.

Only shareholders of record at the close of business on January 11, 2002, are entitled to notice of and to vote at the Annual Meeting. Your attention is directed to the proxy statement accompanying this notice for a more complete statement regarding matters to be acted upon at the Annual Meeting.

                                        By order of the Board of Directors,


                                        /s/ Larry K. Wilcher
                                        --------------------
                                        Larry K. Wilcher
                                        General Counsel and Corporate Secretary

Whether or not you expect to be physically present at the Annual Meeting, please vote your proxy as soon as possible. You may vote your proxy electronically or by phone according to the instructions on the enclosed card, or sign, date and return the enclosed printed proxy card in the enclosed business reply envelope. No postage is necessary if the proxy is mailed within the United States. You may revoke the proxy at any time before it is voted.


                           DOLLAR GENERAL CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

The undersigned shareholder of Dollar General Corporation, a Tennessee corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement, dated January 14, 2002, and hereby appoints Cal Turner and Larry K. Wilcher, or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Shareholders of Dollar General Corporation to be held on February 20, 2002, at 10:00 a.m. local time, in the Goodlettsville City Hall Auditorium, located at 105 South Main Street, Goodlettsville, Tennessee and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side of this proxy card.

                (Continued and to be signed on the reverse side)